Exhibit 10.21

                                 AMENDMENT NO. 1
                                       TO
                            SERIES 1995-2 SUPPLEMENT


                  AMENDMENT NO. 1, dated February 29, 1996, among Carcorp, Inc., a Delaware corporation (the "Company"), Collins & Aikman Products Co., a
Delaware corporation, as master servicer (the "Master Servicer"), Societe Generale, as agent (the "Agent"),and Chemical Bank, as trustee (the "Trustee"), to that certain Series 1995-2 Supplement, dated as of March 30, 1995 (the "Series 2 Supplement"), among the Company, the Master Servicer, the Agent and the Trustee, to that certain Pooling Agreement, dated as of March 30, 1995, as amended by Amendment No. 1 dated September 5, 1995 and Amendment No. 2 dated October 25, 1995 (the "Pooling Agreement"), among the Company, the Master Servicer and the Trustee.

                  WHEREAS, the Company, the Master Servicer and the Trustee entered into the Pooling Agreement providing for, among other things, (i) the creation of a master trust to which the Company has and will transfer all of its right, title and interest in, to and under the Receivables and the other Trust Assets owned by the Company and (ii) the issuance by such master trust of one or more Series of Investor Certificates, the Exchangeable Company Certificate and the Subordinated Company Certificates representing interests in the Receivables and such other Trust Assets; and

                  WHEREAS, the Series 2 Certificates have been issued pursuant to the Series 2 Supplement; and

                  WHEREAS, the Series 1 Certificates have been issued pursuant to the Series 1995-1 Supplement, dated as of March 30, 1995, among the Company, the Master Servicer and the Trustee; and

                  WHEREAS,  Section 10.1(b) of the Pooling Agreement and Section
11.7 of the Series 2 Supplement permit the Series 2 Supplement to be amended from time to time pursuant to the provisions set forth in the Pooling Agreement and the Series 2 Supplement; and

                  WHEREAS, the Holder of all the VFC Certificates is consenting to the changes being effected pursuant to this Amendment No. 1; and

                  WHEREAS, the parties hereto wish to amend the Series 2 Supplement as set forth herein;



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                  NOW,  THEREFORE,  in consideration of the above premises,  and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Pooling Agreement or the Series 2 Supplement, as the case may be.

                  2.       (a)      Section 1.1 of the Series 2 Supplement is
hereby amended as follows:

                           (i) by inserting in its proper alphabetical order
the following new definition:

                  "Series 2 Escrow Account" shall have the meaning assigned in subsection 3A.2(a).


                           (ii) by replacing the percentage "25%" appearing
in clause (b) of the definition of "Aggregate Series 2 Receivables Amount" with the percentage "40%".

                  (b) Section 2.2 of the Series 2 Supplement is hereby amended by adding a new paragraph (e) to read as follows:

                  "Notwithstanding the foregoing, except as otherwise provided in Section 3A.3(e), neither the VFC Certificateholders' Interest nor the VFC Subordinated Interest shall include the right to receive amounts on deposit in the Series 2 Escrow Account."

                  (c) Section 3A.2 of the Series 2 Supplement is hereby amended by adding two new sentences at the end of paragraph (a) to read in their entirety as follows:

                           "In  addition,  upon  the  commencement  of  the  VFC
                  Amortization Period, the Trustee shall cause to be established and maintained in the name of the Trustee, on behalf of the Trust for the benefit of the Purchasers and for the benefit, subject to the prior interest of the Purchasers, of the holder of the Exchangeable Company Certificate, an account (the "Series 2 Escrow Account"). The Trustee shall possess all right, title and interest in all funds from time to time on deposit in, and all Eligible Investments credited to, the Series 2 Escrow Account and in all proceeds thereof."

                  (d) Section 3A.3 of the Series 2 Supplement is hereby amended as follows:

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                  (i)  by amending clause (iii) of paragraph (b) to read
         in its entirety as follows:

                           "(iii)  On  each   Business   Day   during   the  VFC
                  Amortization Period (including Distribution Dates), funds deposited in the Series 2 Principal Collection Sub-subaccount (including, without limitation, funds transferred pursuant to clause (b)(ii) above) and the Series 2 Escrow Account shall be invested in Eligible Investments that mature on or prior to the next Determination Date and shall be applied on the next Distribution Date in accordance with subsections 3A.6(c), 3A.6(e) or 3A.6(f), as applicable. No amounts on deposit in the Series 2 Principal Collection Sub-subaccount or the Series 2 Escrow Account shall be distributed by the Trustee to the Company or the holder of the VFC Subordinated Certificate during a VFC Amortization Period."; and

                  (ii) by adding new paragraphs (d), (e) and (f) to read in their entirety as follows:

                           "(d)  Notwithstanding  any  other  provisions  of the
                  Agreement or this Supplement to the contrary, on each Business Day during a VFC Amortization Period (including Distribution Dates), the Trustee shall transfer from the Series 2
                  Collection Subaccount to the Series 2 Escrow Account the amount specified in the Daily Report as having been deposited in the Series 2 Collection Subaccount since the preceding Business Day in respect of Ineligible Receivables.

                           (e) If the VFC Invested Amount is not paid in full on
                  any Distribution Date following the date on which the Aggregate Series 2 Receivables Amount is reduced to zero, the Trustee shall transfer funds on each such Distribution Date from the Series 2 Escrow Account in the following order of priority:

                                    (i) to the  extent  there  are  insufficient
                           funds in the Series 2 Accrued Interest Sub-subaccount to pay Series 2 Monthly Interest on such Distribution Date, to the Series 2 Accrued Interest Sub-subaccount (which amount shall be used to pay such shortfall in interest on such Distribution Date), the lesser of
                           (x) the sum of Series 2 Monthly Interest for such Distribution Date minus the amount on deposit in the Series 2 Accrued Interest Sub-subaccount on such Distribution Date and (y) the amount on deposit in the Series 2 Escrow Account;

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                                    (ii) to the  Series 2  Principal  Collection
                           Sub-subaccount (which amount shall be used to pay the
                           Series   2   Monthly   Principal   Payment   on  such
                           Distribution   Date),  the  lesser  of  (x)  the  VFC
                           Invested Amount minus the amount on deposit in the Series 2 Principal Collection Sub-subaccount on such Distribution Date and (y) the amount on deposit in the Series 2 Escrow Account; and

                                    (iii) if,  following  the  payment of all of
                           the amounts set forth in clauses (i) and (ii) above, there are insufficient funds in the Series 2 Accrued Interest Sub-subaccount to pay any Additional Interest then owing, to the Series 2 Accrued Interest Sub-subaccount (which amount shall be used to pay any such Additional Interest on such Distribution Date), the lesser of (x) any such Additional Interest minus the amount on deposit in the Series 2 Accrued
                           Interest Sub-subaccount on such Distribution Date after payment of Series 2 Monthly Interest for such Distribution Date and (y) the amount on deposit in the Series 2 Escrow Account.

                           (f)  On  the  Distribution  Date  on  which  the  VFC
                  Invested Amount is paid in full (regardless of whether the Aggregate Series 2 Receivables Amount has been reduced to zero), any amounts on deposit in the Series 2 Escrow Account shall be distributed to the holder of the Exchangeable Company Certificate.".


                  (e) Exhibit E to the Series 2 Supplement is hereby amended by deleting such Exhibit E in its entirety and substituting in lieu thereof a new Exhibit E in the form set forth on Annex A attached hereto.

                  3. Except as otherwise set forth herein, the Series 2 Supplement shall continue in full force and effect in accordance with its terms.

                  4. This Amendment No. 1 to the Series 2 Supplement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

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                  IN WITNESS  WHEREOF,  the parties  hereto have  executed  this
Amendment No. 1 to the Series 2 Supplement as of the day and year first above written.


                                  CARCORP, INC., as Company


                                  By:/s/    Monte L. Miller
                                     Name:  Monte L. Miller
                                     Title:         President


                                  COLLINS & AIKMAN PRODUCTS CO.,
                                   as Master Servicer


                                  By:/s/    J. Michael Stepp
                                     Name:  J. Michael Stepp
                                     Title:         Executive Vice President and
                                                    Chief Financial Officer


                                  CHEMICAL BANK, not in its individual
                                   capacity but solely as Trustee


                                  By:/s/    Charles E. Dooley
                                     Name:  Charles E. Dooley
                                     Title: Vice President



AGREED TO AND ACCEPTED BY:

SOCIETE GENERALE, as Agent of the
 VFC Certificateholders and as the
 Holder of all the VFC Certificates



By:/s/            Martin J. Finan
   Name:          Martin J. Finan
   Title:

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